UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2005

Retail Ventures, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3241 Westerville Road, Columbus, Ohio	43224

(Address of principal executive offices)	(Zip Code)

(614) 471-4722

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signature
EXHIBIT 99.1

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 14, 2005, the Company issued a press release regarding its consolidated financial results for the fourth quarter and year ended January 29, 2005. A copy of the press release announcing these financial results for the quarter and year ended January 29, 2005 is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 14, 2005

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
By:	/s/ James A. McGrady
James A. McGrady
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: April 14, 2005

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